SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): OCTOBER 10, 2002

                               IMPROVENET, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
                (State or other Jurisdiction of Incorporation)

                             000-29927 77-0452868
           (Commission File No.) (IRS Employer identification No.)

                              1286 ODDSTAD DRIVE
                            REDWOOD CITY, CA 94063

            (Address of principal executive offices and Zip Code)

      Registrant's telephone number, including area code: (650) 839-8752




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ITEM 5. OTHER EVENTS

      On October 10, 2002 ImproveNet, Inc. announced that ImproveNet, Inc. and eTechLogix, Inc. anticipate that completion of the SEC review followed by the commencement and completion of the tender offer period may not allow the closing of the companies' merger to occur by November 30, 2002 as called for in the Agreement and Plan of Merger dated July 30, 2002. Therefore, the companies have executed an amendment to the merger agreement that extends until December 31, 2002 the date by which the closing is to occur. A copy of the press release is filed as Exhibit 99.1 to this Current Report.

      This Current Report incorporates by reference a statement concerning forward-looking statements made under the Private Litigation Reform Act of 1995. The safe harbors provided under the Act with respect to forward-looking statements are not available to statements made in connection with a tender offer.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

EXHIBIT NUMBER      DESCRIPTION
                    -----------

99.1                Press Release dated October 10, 2002




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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 10, 2002            IMPROVENET, INC.


                                    /s/ Brian Evans
                                    ---------------------
                                    Brian Evans
                                    Secretary and General Counsel






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                                  EXHIBIT INDEX

EXHIBIT NUMBER      DESCRIPTION
                    -----------

99.1                Press Release dated October 10, 2002